                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14C-101)

   INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Check the appropriate box:

                      [ ] Preliminary Information Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14c-5(d)(2))
                      [X] Definitive Information Statement

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

| | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

| | Fee previously paid with preliminary materials.

|  | Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                     AMERICAN ORIENTAL BIOENGINEERING, INC.

                               NO. 308 XUEFU ROAD
                            NANGANG DISTRICT, HARBIN
                                  CHINA 150086

                          INFORMATION STATEMENT NOTICE

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

         Notice is hereby given that as of November 28, 2005, we sought and obtained the written consent, in lieu of a meeting of stockholders, from the holders of 51.6% of the outstanding voting power of our stock, approving (i) an amendment to our Articles of Incorporation increasing the number of shares of our common stock we are authorized to issue from 60,000,000 shares to 150,000,000 shares and (ii) the issuance in a private placement transaction, at below market price, of greater than 19.99% of shares of our common stock outstanding immediately prior to the initial issuance of shares in the private placement. The private placement was completed on December 8, 2005.

         You are encouraged to carefully read the attached Information Statement, including the appendices, for further information regarding these actions. In accordance with Rule 14c-2, the approval of the action described herein by the holders of a majority of the voting power of American Oriental Bioengineering, Inc. will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about December 30, 2005.

         THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

                                              By Order of the Board of Directors




December  30, 2005

                              INFORMATION STATEMENT

                                       OF

                     AMERICAN ORIENTAL BIOENGINEERING, INC.

                               NO. 308 XUEFU ROAD
                            NANGANG DISTRICT, HARBIN
                                  CHINA 150086

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                       TO YOU BY THE BOARD OF DIRECTORS OF
                     AMERICAN ORIENTAL BIOENGINEERING, INC.

                    THE COMPANY IS NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                           SEND A PROXY TO THE COMPANY

         This Information Statement is being mailed or furnished to the stockholders of American Oriental Bioengineering, Inc., a Nevada corporation (the "Company"), in connection with the authorization of (i) an increase in the number of authorized shares of the Company's common stock, par value $0.001 per share (the "Common Stock") from 60,000,000 shares to 150,000,000 shares and (ii) the issuance in a private placement transaction, at below market price, of greater than 19.99% of shares of the Common Stock outstanding immediately prior to the date of the private placement, by the written consent of the Company's Board of Directors, dated November 28, 2005 and by the written consent, dated November 28, 2005, of the holders of 17,799,237 shares of Common Stock and 1,000,000 shares of the Company's Series A Preferred Stock, which, collectively, constituted 51.6% of the total voting power outstanding on such date (the "Majority Stockholders"). The Company's Board of Directors sought and obtained the approval of the Majority Stockholders in order to comply with Nevada corporate law and Section 713 of the American Stock Exchange Company Guide.

         Accordingly, all necessary corporate approvals in connection with the matters referred to herein have already been obtained and this Information Statement is being furnished to you for information purposes only as required by
Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Information Statement is first being mailed or furnished to the stockholders of the Company on or about December 30, 2005 and the corporate action taken by the Company's Board of Directors and the Majority Stockholders will not be effective until 20 calendar days thereafter. November 28, 2005 has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

                      ACTIONS BY THE BOARD OF DIRECTORS AND
                            THE MAJORITY STOCKHOLDERS

THE PRIVATE PLACEMENT

         As of November 28, 2005, the Board of Directors of the Company (the "Board of Directors") by unanimous written consent duly approved the sale of the securities described below on the terms discussed herein (the "Private Placement"). In addition, the Company sought and obtained the Majority Stockholders' approval of (i) an amendment to the Company's Articles of Incorporation increasing the number of shares of Common Stock the Company is authorized to issue from 60,000,000 shares to 150,000,000 shares and (ii) the issuance of the securities in the Private Placement, which involves the issuance, at below market price, of greater than 19.99% of the shares of Common Stock outstanding immediately prior to the Private Placement. Such approvals were required in order to comply with applicable Nevada corporate law and
Section 713 of the American Stock Exchange Company Guide.

         On November 28, 2005, the Company entered into Securities Purchase Agreements between the Company and certain "accredited" and institutional investors (the "Investors"), pursuant to which the Company agreed to sell, and the Investors agreed to purchase, up to an aggregate principal amount of $60,000,000, Units of the Company at a purchase price equal to $4.80 per Unit (the "Units") each Unit consisting of (x) one (1) share of Common Stock and (y) three-tenths of one warrant to purchase one (1) share of Common Stock at an exercise price equal to $6.50 per share (the "Warrants"). The net proceeds of the Private Placement are expected to be used for acquisitions, working capital and general corporate purposes.

GENERAL

         The Information Statement is first being mailed or furnished to stockholders on or about December 30, 2005, and the approval by the Majority Stockholders of (i) the increase in the number of authorized shares of Common Stock of the Company, and (ii) the issuance of greater than 19.99% of the Company's outstanding shares of Common Stock at below market price, discussed herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

                           VOTE OBTAINED - NEVADA LAW

         Nevada Revised Statutes ("NRS") 78.390 provides that every amendment to the Company's Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company's bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to amend the Company's Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible, the Company's Board of Directors sought, and did in fact obtain, the written consent of the Majority Stockholders, the holders of a majority in voting interest of the Company's voting stock, which voting stock is composed of the Common Stock and Series A Preferred Stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         As of November 28, 2005, there were 50,135,788 shares of the Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding. Each holder of the Common Stock is entitled to one vote for each share held by such holder, and the holder of the 1,000,000 shares of Series A Preferred Stock is provided with 25% of the total voting power in the Company. The Majority Stockholders held an aggregate of 17,799,237 shares of the Common Stock and 1,000,000 shares of Series A Preferred Stock, or, collectively, 51.6% of the voting power in the Company outstanding, on such date.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of November 28, 2005, certain information concerning the beneficial ownership of the Common Stock and the Series A Preferred Stock by (i) each stockholder known to the Company to beneficially own five percent or more of the outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage of ownership.

 NAME AND ADDRESS                                           NUMBER OF       PERCENTAGE OF CLASS
OF BENEFICIAL OWNER             TITLE OF CLASS         POSITION HELD          SHARES OWNED(1)           OWNED
-------------------             --------------         -------------          ---------------           -----
                                 Series A
Shujun Liu+++                    Preferred Stock      Director and CEO          1,000,000                 100%

Shujun Liu+                      Common Stock         Director and CEO         15,927,608(2)            31.75%

                                                      Director
Jun Min+                         Common Stock         Vice-President              897,047(3)             1.78%

                                                      Director, Acting CFO
Yanchun "Lily" Li+               Common Stock         and COO                     741,234(4)             1.47%

                                                      Director and Chief
Binsheng Li+                     Common Stock         Accounting Officer          288,994(5)                 *

Cosimo J. Patti+                 Common Stock         Director                        -0-                  -0-

Eileen Brody+                    Common Stock         Director                        -0-                  -0-

Xianmin Wang+                    Common Stock         Director                        -0-                  -0-

Total Ownership of Common Stock by
All Directors and Officers as a
Group (2)(3)(4)(5)                                                             17,854,883               35.57%
__________

*    Less than one percent.
+ Address of referenced person is American Oriental Bioengineering, Inc., No. 308 Xuefu Road, Nangang District, Harbin, China 150086.
++   Represents 25% of the total outstanding voting power of the Company.
(1) Unless otherwise indicated, to the Company's knowledge each person has sole voting and investment power with respect to all listed shares.
(2) Includes 21,737 immediately exercisable options to purchase shares of the Company's Common Stock.
(3) Includes 10,819 immediately exercisable options to purchase shares of the Company's Common Stock.
(4) Includes 13,042 immediately exercisable options to purchase shares of the Company's Common Stock.
(5) Includes 10,048 immediately exercisable options to purchase shares of the Company's Common Stock.

                        NOTICE TO STOCKHOLDERS OF ACTION
                       APPROVED BY CONSENTING STOCKHOLDERS

         The following actions have been approved by the written consent of the Majority Stockholders:

                                    ACTION I

                              AMENDMENT INCREASING
                         THE NUMBER OF AUTHORIZED SHARES
                          OF THE COMPANY'S COMMON STOCK

         The Board of Directors has determined that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to accommodate the Private Placement. As of November 28, 2005, the Board of Directors and the Majority Stockholders, each by written consent, approved an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock the Company is authorized to issue from 60,000,000 shares to 150,000,000 shares. A copy of the amendment to the Company's Articles of Incorporation is attached hereto as Appendix A.

         Other than as disclosed in this Information Statement, the Company has no current plans, arrangements or understandings to issue additional shares of Common Stock.

                                    ACTION II

                           APPROVAL OF THE ISSUANCE OF
                     GREATER THAN 19.99% OF THE COMMON STOCK

         Section 713 of the American Stock Exchange Company Guide requires the approval of the Board of Directors and a majority of the voting power of a listed company to approve an issuance of greater than 19.99% of a listed company's common stock at below market price. As of November 28, 2005, the Board of Directors, and the Majority Stockholders, each by written consent, approved the issuance of the securities in the Private Placement, which involves the issuance, at below market price, of greater than 19.99% of the shares of Common Stock outstanding immediately prior to the Private Placement.

EFFECTS OF ACTION I AND ACTION II

         The issuance of a significant amount of Common Stock facilitated by Action I and Action II upon consummation of the Private Placement may adversely affect the price of the Common Stock. Furthermore, Company has agreed to file a registration statement to permit the public resale of the shares of Common Stock comprising a part of the Units and issuable upon the exercise of the Warrants. The influx of such a substantial number of shares into the public market could also have a significant negative effect on the trading price of the Common Stock. Issuance of these shares may also substantially dilute the ownership interests of the Company's existing stockholders.

VOTE REQUIRED

         Pursuant to NRS 78.385 and NRS 78.390, the affirmative vote of the holders of a majority of the Company's outstanding voting power is sufficient to amend the Company's Articles of Incorporation which increases the number of authorized shares of the Common Stock to 150,000,000 shares and to approve the issuance of greater than 19.99% of the Company's Common Stock at below market price, which vote was obtained by the written consent of the Majority Stockholders. As a result, the actions described in this Information Statement have been approved and no further votes will be needed.

EFFECTIVE DATE

         Under applicable federal securities laws, the actions described herein cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company's stockholders. It is anticipated that the foregoing will take place 20 calendar days after the date the Information Statement is mailed to the Company's stockholders.

DISSENTERS' RIGHTS OF APPRAISAL

         The Nevada Revised Statutes do not provide for appraisal rights in connection with the increase of authorized shares of the Company's capital stock.

STOCKHOLDERS SHARING AN ADDRESS

         The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at American Oriental Bioengineering, Inc., No. 308 Xuefu Road, Nangang District, Harbin, China 150086, Attn: Corporate Secretary, or by contacting the Company via telephone at (86) 451-8666-6601. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address or phone number set forth above.

           WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

         The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

December 30, 2005

                                   APPENDIX A

               CERTIFICATE OF CHANGE FILED PURSUANT TO NRS 78.209
                         FOR NEVADA PROFIT CORPORATIONS

1.   Name of corporation: American Oriental Bioengineering, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 60,000,000 shares of common stock, par value $0.001 per share, 2,000,000 shares of preferred stock, par value $0.001 per share.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 150,000,000 shares of common stock, par value $0.001 per share; 2,000,000 shares of preferred stock, par value $0.001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: ___________________________________________________________________
     ___________________________________________________________________________

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: _________________________________________________________
     ___________________________________________________________________________

7.   Effective date of filing (optional):
     ___________________________________________________________________________
                 (must not be later than 90 days after the certificate is filed)

8.   Officer Signature:_________________________________________________________



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